Exhibit 99.1

Berkshire Hathaway to Acquire Taylor Morrison Home Corporation for $8.5 Billion

•	All-cash transaction delivers significant and certain value for Taylor Morrison shareholders; purchase price represents approximately 24% premium to latest closing stock price

•	Transaction provides attractive opportunity for Taylor Morrison team members and partners to execute continued growth trajectory with the strength of Berkshire Hathaway

SCOTTSDALE, AZ and OMAHA, NE May 31, 2026 — Taylor Morrison Home Corporation (NYSE: TMHC) and Berkshire Hathaway Inc. (NYSE: BRK.A; BRK.B) jointly announced today that they have reached a definitive agreement for Berkshire Hathaway to acquire Taylor Morrison for $72.50 per common share in cash, representing a total equity value for Taylor Morrison of approximately $6.8 billion and total enterprise value of approximately $8.5 billion. The acquisition price represents a 24% premium to Taylor Morrison’s latest closing price of $58.50 on May 29, 2026.

Sheryl Palmer, Taylor Morrison’s Chairman and Chief Executive Officer, said, “Joining Berkshire Hathaway is a once-in-a-lifetime opportunity to propel Taylor Morrison into its next, and most exciting, chapter, supported by Berkshire’s unmatched capital strength and long-term investment philosophy. This transaction is a testament to the value of Taylor Morrison’s talented team members, trusted brand, community-minded development approach, and diversified portfolio. Over the last 13 years as a public company, we built a track record of strategic growth—expanding our geographic footprint, integrating acquisitions with discipline, and deepening our competitive strengths across procurement, brand, and customer experience. Berkshire Hathaway’s long-term orientation is uniquely well-suited to the multi-year investment cycle of homebuilding, and this combination will allow us to scale the Taylor Morrison platform in ways that would not be possible as a standalone company. I am deeply grateful to our stockholders for the confidence they have placed in Taylor Morrison over the past 13 years, and I could not be more excited about what this next chapter holds for our dedicated team members and partners who make this company extraordinary every day.”

“Berkshire is acquiring a best-in-class national homebuilder, led by an exceptional team and backed by a trusted reputation for customer experience,” said Greg Abel, Berkshire Hathaway’s Chief Executive Officer. “We are excited to welcome Taylor Morrison into Berkshire’s portfolio, reflecting our long-standing commitment to housing, exemplified by Clayton Homes and our other building products businesses. Over time, we expect to unify our site-built homebuilding operations into a combined platform enabling us to deliver the dream of homeownership to more Americans.”

Taylor Morrison is a leading national community developer and homebuilder with over 350 communities concentrated in prime locations across 21 markets in 12 states. The company serves a diverse range of homebuyers in the entry-level, move-up, and resort lifestyle segments under its Taylor Morrison and Esplanade brands and develops rental communities under its Yardly brand. It also provides financial services to its customers, including mortgage, title and escrow, and homeowners’ insurance.

Upon completion of the acquisition, Taylor Morrison will continue to be led by Taylor Morrison’s existing management team, including Chief Executive Officer Sheryl Palmer.

Transaction Details

The transaction is expected to close in the second half of 2026, subject to customary closing conditions, including approval by Taylor Morrison stockholders and receipt of required regulatory approvals. Upon completion of the transaction, Taylor Morrison Home Corporation will become a private company and its common stock will no longer be listed and traded on the NYSE.

Goldman Sachs & Co. LLC and Moelis & Company LLC are serving as financial advisors, Simpson Thacher & Bartlett LLP is serving as legal advisor, and Mayer Brown LLP is serving as financial services regulatory counsel to Taylor Morrison.

About Berkshire Hathaway

Berkshire Hathaway and its subsidiaries engage in diverse business activities including insurance and reinsurance, utilities and energy, freight rail transportation, manufacturing, services and retailing. Common stock of the company is listed on the New York Stock Exchange, trading symbols BRK.A and BRK.B.

About Taylor Morrison

Headquartered in Scottsdale, Arizona, Taylor Morrison (NYSE: TMHC) is one of the nation’s leading community developers and homebuilders. It serves entry-level, move-up, and resort lifestyle homebuyers and renters under its family of brands—including Taylor Morrison, Esplanade, and Yardly. Taylor Morrison has been recognized as America’s Most Trusted® Builder by Lifestory Research since 2016, was honored as one of Fortune’s World’s Most Admired Companies in 2026, and on Forbes’ Most Trusted and Best Companies in America lists in 2025.

Cautionary Statement Regarding Forward Looking Statements

This communication contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act. Forward-looking statements include, but are not limited to, statements concerning Taylor Morrison’s expectations, plans, intentions, strategies or prospects with respect to the proposed Merger. These statements are often identified by the use of words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “hope,” “hopeful,” “likely,” “may,” “optimistic,” “possible,” “potential,” “preliminary,” “project,” “should,” “will,” “would” or the negative or plural of these words or similar expressions or variations. Forward-looking statements are made based upon management’s current expectations and beliefs and are not guarantees of future performance. Such forward-looking statements are subject to a number of risks, uncertainties, assumptions and other factors that could cause actual results and the timing of certain events to differ materially from future results expressed or implied by the forward-looking statements. These factors include, among others: (i) the ability of the parties to complete the proposed transaction on the anticipated terms and timing, or at all, (ii) the satisfaction or waiver of other conditions to the completion of the proposed transaction, including obtaining required shareholder and regulatory approvals; (iii) the risk that Taylor Morrison’s stock price may fluctuate during the pendency of the proposed transaction and may decline if the proposed transaction is not completed; (iv) potential litigation relating to the proposed transaction that could be instituted against the Company or its directors or officers, including the delay, expense or other effects of any outcomes related thereto; (v) the risk that disruptions from the proposed transaction will harm Taylor Morrison’s business, including current plans and operations, including during the pendency of the proposed transaction; (vi) the ability of Taylor Morrison to retain, motivate, and hire key personnel; (vii) the diversion of management’s time and attention from ordinary course business operations to completion of the proposed transaction and integration matters; (viii) potential adverse reactions or changes to business relationships resulting from the announcement, pendency or completion of the proposed transaction; (ix) legislative, regulatory and economic developments; (x) potential business uncertainty, including changes to existing business relationships, during the pendency of the proposed transaction that could affect Taylor Morrison’s financial performance; (xi) certain restrictions during the pendency of the proposed transaction that may impact Taylor Morrison’s ability to pursue certain business opportunities or strategic transactions; (xii) unpredictability and severity of catastrophic events, including but not limited to acts of terrorism, outbreaks of war or hostilities or global pandemics, as well as management’s response to any of the aforementioned factors; (xiii) the possibility that the proposed transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (xiv) unexpected costs, liabilities or delays associated with the transaction; (xv) the response of competitors to the transaction; (xvi) the occurrence of any event, change or other circumstance that could give rise to the termination of the proposed transaction, including in circumstances requiring Taylor Morrison to pay a termination fee; and (xvii) other risks set forth under the heading “Risk Factors,” of Taylor Morrison’s Annual Report on Form 10-K for the year ended December 31, 2025 and in Taylor Morrison’s subsequent filings with the Securities and Exchange Commission (“SEC”). You should not rely upon forward-looking statements as predictions of future events. Actual results and outcomes could differ materially from the results described in or implied by such forward-looking statements. Forward-looking statements speak only as of the date hereof, and, except as required by law, Taylor Morrison undertakes no obligation to update or revise these forward-looking statements.

Additional Information and Where to Find It

This communication does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval. This communication relates to a proposed acquisition of Taylor Morrison by Berkshire Hathaway. In connection with this proposed acquisition, Taylor Morrison plans to file one or more proxy statements or other documents with the SEC. This communication is not a substitute for any proxy statement or other document that Taylor Morrison may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF TAYLOR MORRISON ARE URGED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS THAT MAY BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Any definitive proxy statement(s) (if and when available) will be mailed to stockholders of Taylor Morrison. Investors and security holders will be able to obtain free copies of these documents (if and when available) and other documents filed with the SEC by Taylor Morrison through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Taylor Morrison will be available free of charge on the Investor Relations portion of Taylor Morrison’s internet website at www.taylormorrison.com or upon written request to: Investor Relations, Taylor Morrison Home Corporation, 4900 N. Scottsdale Road, Suite 2000, Scottsdale, Arizona 85251, or by email at investor@taylormorrison.com.

Participants in the Solicitation

Taylor Morrison, its directors and certain of its executive officers may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of Taylor Morrison is set forth in its Proxy Statement on Schedule 14A for its 2026 annual meeting of stockholders (the “2026 Proxy”), which was filed with the SEC on April 10, 2026. To the extent that holdings of Taylor Morrison’s securities by its directors or executive officers have changed since the amounts set forth in the 2026 Proxy for its 2026 annual meeting of stockholders, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement relating to the proposed transaction and other relevant materials to be filed with the SEC when they become available. These documents can be obtained free of charge from the sources indicated above.

Contacts:

Berkshire Hathaway

Marc D. Hamburg

Charles C. Chang

(402) 346-1400

Taylor Morrison

Investors:

Mackenzie Aron

(407) 906-6262

investor@taylormorrison.com

Media:

Jaclyn Rygg

(480) 376-0641

media@taylormorrison.com